UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________
FORM 8-K
 __________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
__________________
Date of Report (Date of earliest event reported): December 3, 2015
AMERICAN RESIDENTIAL PROPERTIES, INC.
(Exact name of Registrant as specified in its charter)
 __________________

Maryland	001-35899	45-4941882
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)
7047 East Greenway Parkway, Suite 350
Scottsdale, AZ 85254
(Address of principal executive offices) (Zip code)
(480) 474-4800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed from last report)
 __________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On December 3, 2015, American Residential Properties, Inc., a Maryland corporation (the “Company”), American Residential Properties OP, L.P., a Delaware limited partnership (the “Operating Partnership”), American Residential GP, LLC, a Delaware limited liability company and general partner of the Operating Partnership (“ARP GP”), American Homes 4 Rent, a Maryland real estate investment trust (“AMH”), Sunrise Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of AMH (“Sunrise Merger Sub”), American Homes 4 Rent, L.P., a Delaware limited partnership (the “AMH OP”), and AMH OP Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of AMH OP (“AMH OP Merger Sub”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for the merger of AMH OP Merger Sub with and into the Operating Partnership (the “Partnership Merger”) with the Operating Partnership continuing as the surviving entity and a wholly owned subsidiary of AMH OP, and the merger of the Company with and into Sunrise Merger Sub (the “Parent Merger” and, together with the Partnership Merger, the “Mergers”) with Sunrise Merger Sub continuing as the surviving entity and a wholly owned subsidiary of AMH. The board of directors of the Company (the “Company Board”) has unanimously approved the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Parent Merger:

•
each outstanding share of common stock, $0.01 par value per share, of the Company (the “Company Common Stock”) will be converted into the right to receive 1.135 (the “Exchange Ratio”) Class A common shares, $0.01 par value per share, of AMH (the “AMH Common Shares”); and

•
each outstanding share of Company Common Stock that is subject to vesting or forfeiture restrictions that do not lapse immediately prior to the effective time of the Parent Merger will be converted into the right to receive 1.135 AMH Common Shares that are subject to the same vesting and forfeiture conditions and other terms and conditions as are applicable to such shares immediately prior to the effective time of the Parent Merger.

Similarly, pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Partnership Merger, which is expected to occur immediately prior to the Parent Merger:

•	the general partner interests in the Operating Partnership will be transferred from ARP GP to the Company;

•
each outstanding limited partnership interest in the Operating Partnership (the “Operating Partnership Units”) will be converted into 1.135 Class A limited partnership units in AMH OP (the “AMH OP Units”);

•
each outstanding unvested long term incentive unit in the Operating Partnership (the “ARPI LTIP Units”) (i) that is subject to time-based vesting restrictions will be fully vested, (ii) that is subject to performance-based vesting and was granted on a date prior to January 1, 2015 will be fully vested, and (iii) that is subject to performance-based vesting and was granted on, or on a date following, January 1, 2015 and prior to the date of the Merger Agreement, will be vested based on actual performance up to the effective time of the Partnership Merger, unless sooner vested upon a termination of the employment of the holder of such unvested performance-based ARPI Units without cause prior to the effective time of the Partnership Merger;

•	each outstanding vested ARPI LTIP Unit will be converted into 1.135 AMH OP Units; and

•	each outstanding unvested ARPI LTIP Unit that does not become vested immediately prior to the effective time of the Partnership Merger will be immediately forfeited and void.

No fractional AMH Common Shares or AMH OP Units will be issued in the Mergers. The value of any fractional interests of AMH Common Shares or AMH OP Units to which a holder would otherwise be entitled will be paid in cash.

The Company’s 3.25% Exchangeable Senior Notes due 2018 (the “Exchangeable Notes”), which are exchangeable for Company Common Stock, will be assumed by AMH in the Mergers and, as a result, will become exchangeable for AMH Common Shares, subject to adjustment of the exchange rate on the Exchangeable Notes based on the 1.135 Exchange Ratio in the Mergers. The Mergers will trigger early exchange rights by holders of the Exchangeable Notes, but will not trigger any make-whole obligation. The window for early exchange is 45 scheduled trading days before the anticipated effective time of the Merger and 35 scheduled trading days after such time.

Notwithstanding the foregoing, AMH will not have any obligation to seek shareholder approval to issue AMH Common Shares upon exercise of the Exchangeable Notes after the Mergers in excess of 19.99% of the outstanding AMH Common Shares. If any such exchange of the Exchangeable Notes would result in the issuance of more than such number of AMH Common Shares and no shareholder approval has been obtained, such exchanges must be settled in cash (along with any other exchanges required to be settled in a similar fashion pursuant to the notes indenture).

Pursuant to the Merger Agreement, the parties have agreed that the AMH Board will consist of nine members, eight of whom will be the current trustees of AMH and one of whom will be designated by the Company prior to closing from among its current directors. The board member designated by the Company must, among other things, be reasonably acceptable to the AMH Board, not have been party to or involved in an event that would be required to be disclosed pursuant to Rule 401(f) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and qualify as an independent trustee as set forth in the NYSE Listed Company Manual or any NYSE rules related thereto as determined by the nominating committee of the AMH Board.

The parties to the Merger Agreement have made certain customary representations and warranties in the Merger Agreement and have agreed to customary covenants, including with respect to the conduct of business prior to the closing and covenants prohibiting the Company and its subsidiaries and representatives from soliciting, providing information, or entering into discussions concerning proposals relating to alternative acquisition transactions, subject to certain limited exceptions. The board of directors of the Company is also prohibited from changing its recommendation that the Company stockholders approve the Mergers and related transactions, subject to certain limited exceptions including in the event of an unsolicited acquisition proposal that the Company Board determines to be a Superior Proposal (as defined in the Merger Agreement) if the Mergers are not modified in a manner that the Company Board believes causes the Superior Proposal to no longer be a Superior Proposal.

The completion of the Mergers is subject to customary and other conditions. These conditions include, among others: (i) approval by the Company’s common stockholders of the Parent Merger; (ii) the absence of a material adverse effect on either the Company or AMH, (iii) receipt of tax opinions relating to REIT status and the tax-free nature of the transactions; (iv) the receipt of certain third-party consents; (v) certain actions having been taken in respect of the indenture for the Company’s Exchangeable Notes, including execution by AMH of a supplemental indenture with the notes trustee; (vi) receipt by the Company or AMH OP of a rating agency confirmation in relation to the Company’s securitization facility, if required; (vii) receipt by the Company of a payoff letter on behalf of the lenders to the Company’s credit facility; and (viii) approval by the holders of a “Majority in Interest” (as defined in the limited partnership agreement of the Operating Partnership).

The Merger Agreement may be terminated under certain circumstances, including by either the Company or AMH (i) if the Mergers have not been consummated on or before May 31, 2016, (ii) upon entry of a final and non-appealable order prohibiting the transaction, (iii) upon a failure of the Company’s stockholders to approve the Mergers, or (iv) upon a material uncured breach by the other party that would cause the closing conditions not to be satisfied. The Merger Agreement may also be terminated by AMH under certain circumstances, including (i) upon a change in the Company Board’s recommendation to its stockholders, (ii) upon a material breach by the Company of its obligations under the Merger Agreement prohibiting solicitation of transactions and its obligations under the Merger Agreement to hold a stockholders meeting, or (iii) failure to publicly recommend against acceptance of a tender offer or exchange offer for the Company Common Stock that has been publicly disclosed. The Merger Agreement may be terminated by the Company under certain circumstances, including upon the Company entering into an acquisition agreement with respect to a Superior Proposal (as defined in the Merger Agreement), so long as the Company substantially concurrently pays to the Company the termination fee. The Merger Agreement also provides that, in connection with the termination of the Merger Agreement under specified circumstances, one party may be required to pay the other party a termination fee of $22,500,000 and/or the expenses of the other party in an amount equal to $4,000,000.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or AMH. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as a specified date, are modified or qualified by information in confidential disclosure letters provided by each party to the other in connection with the signing of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the Company or AMH at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the SEC.

Voting Agreements

Concurrently with the execution of the Merger Agreement, each of Stephen G. Schmitz, Chief Executive Officer of the Company, Chairman of the Company board of directors, a stockholder of the Company and a limited partner of the Operating Partnership, and Laurie A. Hawkes, President and Chief Operating Officer of the Company, a member of the Company board of directors, a stockholder of the Company and a limited partner of the Operating Partnership, entered into a voting agreement with AMH. Pursuant to these voting agreements, these stockholders agreed to, among other things, not transfer their shares of the Company Common Stock or the Operating Partnership Units and vote all of their the Company Common Stock and the Operating Partnership Units in favor of the Merger Agreement, the Mergers and all agreements and actions contemplated by the Merger Agreement. The voting agreements also provides that such persons will vote all of their Company Common Stock and Operating Partnership Units against any alternative acquisition proposal or any other action that is reasonably likely to adversely affect or interfere with the consummation of the transactions contemplated by the Merger Agreement.

A copy of the voting agreement executed by Stephen G. Schmitz is attached hereto as Exhibit 99.1, and a copy of the voting agreement executed by Laurie A. Hawkes is attached hereto as Exhibit 99.2, each of such agreements being incorporated by reference herein. The description of the voting agreements set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the voting agreements.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by use of statements that include phrases such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “will,” “predicted,” “likely,” or other words or phrases of similar import. Such statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company or AMH to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company to obtain the required stockholder approval to consummate the proposed Mergers; the satisfaction or waiver of other conditions in the Merger Agreement; the outcome of any legal proceedings that may be instituted against the Company, AMH and others related to the Merger Agreement; the ability of third parties to fulfill their obligations relating to the proposed transactions; the risk that the Parent Merger, the Partnership Merger or the other transactions contemplated by the Merger Agreement may not be completed in the time frame expected by the parties or at all; changes in economic cycles; and competition within the single-family residential rental industry; the demand for and market acceptance of the Company’s and AMH’s properties for rental purposes. Although the Company and AMH believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or AMH or any other person that the results or conditions described in such statements or the objectives and plans of the Company or AMH will be achieved. Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company’s and the Company’s SEC reports, including, but not limited to, in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by the Company with the SEC on March 16, 2015, and in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by AMH with the SEC on March 3, 2015. Any forward-looking statement speaks only as of the date of this report and neither the Company nor AMH undertakes any obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

Additional Information about the Proposed Transaction and Where to Find it

In connection with the proposed transactions, AMH expects to file with the SEC a registration statement on Form S-4 that will include a proxy statement of the Company that also constitutes a prospectus of AMH. The Company and AMH also plan to file other relevant documents with the SEC regarding the proposed transactions. INVESTORS ARE URGED TO READ THE PROSPECTUS/PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the prospectus/proxy statement (if and when it becomes available) and other relevant documents filed by AMH and the Company with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on its website at www.amresprop.com, or by contacting Investor Relations at (480) 474-4800.

Copies of the documents filed by AMH with the SEC will be available free of charge on its website at www.americanhomes4rent.com, or by contacting Investor Relations at (855) 794-2447.

The Company and AMH and their respective directors, trustees and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. You can find information about AMH’s trustees and executive officers in the Company’s definitive proxy statement filed with the SEC on April 2, 2015 in connection with its 2015 annual meeting of shareholders. You can find information about the Company’s directors and executive officers in the Company’s definitive proxy statement filed with the SEC on April 17, 2015 in connection with its 2015 annual meeting of stockholders. Additional information regarding the interests of such potential participants will be included in the prospectus/proxy statement and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from the Company or AMH using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger by and among American Homes 4 Rent, Sunrise Merger Sub, LLC, American Homes 4 Rent, L.P., AMH OP Merger Sub, LLC, American Residential Properties, Inc., American Residential Properties OP, L.P. and American Residential GP, LLC, dated December 3, 2015*

99.1	Voting Agreement by and between American Homes 4 Rent and Stephen G. Schmitz, dated December 3, 2015

99.2	Voting Agreement by and between American Homes 4 Rent and Laurie A. Hawkes, dated December 3, 2015

*    American Residential Properties, Inc. has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and shall furnish supplementally to the SEC copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RESIDENTIAL PROPERTIES, INC.

December 3, 2015	By:	/s/ Shant Koumriqian
	Name:	Shant Koumriqian
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger by and among American Homes 4 Rent, Sunrise Merger Sub, LLC, American Homes 4 Rent, L.P., AMH OP Merger Sub, LLC, American Residential Properties, Inc., American Residential Properties OP, L.P. and American Residential GP, LLC, dated December 3, 2015*

99.1	Voting Agreement by and between American Homes 4 Rent and Stephen G. Schmitz, dated December 3, 2015

99.2	Voting Agreement by and between American Homes 4 Rent and Laurie A. Hawkes, dated December 3, 2015
*    American Residential Properties, Inc. has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and shall furnish supplementally to the SEC copies of any of the omitted schedules and exhibits upon request by the SEC.